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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 28, 1998


           CWMBS, INC., (as depositor under the Pooling and Servicing
            Agreement, dated as of August 1, 1998, providing for the
          issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust
               1998-15, Mortgage Pass-Through Certificates, Series
                                    1998-15).


                                   CWMBS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


          Delaware               333-53861            95-4596514
 --------------------------      ---------            ----------
(State or Other Jurisdiction    (Commission        (I.R.S. Employer
      of Incorporation          File Number       Identification No.)



           4500 Park Granada
           Calabasas, California               91302
           (Address of Principal            (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
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Item 5.  Other Events.

         On August 28, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-15. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of August 1, 1998, by and among the Company, CHL and the Trustee.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CWMBS, INC.



                                    By: /s/ Celia Coulter
                                       ----------------------
                                       Celia Coulter
                                       Vice President



Dated:  September 10, 1998

                                  Exhibit Index
                                  -------------

Exhibit                                                                    Page
-------                                                                    ----
99.1.           Pooling and Servicing Agreement,
                dated as of August 1, 1998, by
                and among, the Company, CHL
                and the Trustee.                                             6